Exhibit 1.1

MFA FINANCIAL, INC.

8.00% Senior Notes due 2042

UNDERWRITING AGREEMENT

April 3, 2012

UNDERWRITING AGREEMENT

April 3, 2012

Morgan Stanley & Co. LLC
UBS Securities LLC
Wells Fargo Securities, LLC
           as Representatives of the several Underwriters,

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

UBS Securities LLC
677 Washington Boulevard
Stamford, CT 06901

Wells Fargo Securities, LLC
301 S. College Street
Charlotte, NC 28288

Ladies and Gentlemen:

MFA Financial, Inc., a Maryland corporation (the “Company”), proposes to issue and sell, severally and not jointly, to the several underwriters listed in Schedule A hereto (collectively, the “Underwriters”), for whom Morgan Stanley & Co. LLC (“Morgan Stanley”), UBS Securities LLC and Wells Fargo Securities, LLC are acting as representatives (the “Representatives”), $100,000,000 aggregate principal amount of the 8.00% Senior Notes due 2042 (the “Firm Securities”) of the Company. In addition, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional $15,000,000 aggregate principal amount of the 8.00% Senior Notes due 2042 (the “Additional Securities”). The Firm Securities and the Additional Securities are hereinafter collectively sometimes referred to as the “Securities.” The Securities are described in the Prospectus which is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-170097), as amended by Post-Effective Amendment No. 1, including a base prospectus, with respect to the Securities, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Such registration statement has become effective under the Securities Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended by Post-Effective Amendment No. 1 thereto and as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Securities Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Securities Act. References herein to the or this “Agreement” refer to this Underwriting Agreement.

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Securities, copies of one or more preliminary prospectus supplements, if any, and the documents incorporated by reference therein, relating to the Securities (or in the case of any such documents incorporated by reference, that have been made available on the Commission’s EDGAR system). Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, if any, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Securities.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the offering of the Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Securities Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company and the Underwriters agree as follows:

1.           Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective principal amount of Firm Securities set forth opposite the name of such Underwriter in Schedule A annexed hereto at a purchase price of 96.85% of the principal amount thereof with respect to Firm Securities, plus accrued interest, if any, from the time of purchase (as defined below). The Company is advised by the Representatives that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered and (ii) initially to offer the Firm Securities upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company ratably in accordance with the number of Firm Securities to be purchased by each of them (subject to such adjustment as the Representatives may determine to ensure that the Additional Securities are issued in minimum denominations of no less than $25 and whole multiples of $25 in excess thereof), all or a portion of the Additional Securities, at the purchase price set forth above. This option may be exercised by the Representatives on behalf of the several Underwriters at any time or times on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised and the date and time when the Additional Securities are to be delivered (such date and time being hereinafter referred to as the “additional time of purchase”); provided, however, that the additional time of purchase shall not be (i) earlier than the time of purchase (as defined below) or (ii) later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Securities to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Securities being purchased as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Securities (subject, in each case, to such adjustment as the Representatives may determine to ensure that the Option Securities are issued in minimum denominations of no less than $25 and whole multiples of $25 in excess thereof), subject to adjustment in accordance with Section 8 hereof.

2.           Payment and Delivery. Payment of the purchase price for the Firm Securities shall be made to the Company by federal funds wire transfer against delivery of the certificates for the Firm Securities to Morgan Stanley through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on April 11, 2012 (unless another time shall be agreed to by Morgan Stanley and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Securities shall be made to you at the time of purchase in such names and in such denominations as Morgan Stanley shall specify.

Payment of the purchase price for the Additional Securities shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Securities. Electronic transfer of the Additional Securities shall be made to you at the additional time of purchase in such names and in such denominations as Morgan Stanley shall specify.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Securities shall be made at the offices of Sullivan & Cromwell LLP at 125 Broad Street, New York, New York 10004, at 10:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Securities or the Additional Securities, as the case may be.

3.           Representations and Warranties of the Company. The Company represents and warrants to and, where applicable, agrees with, each of the Underwriters that:

(a)           The Registration Statement, as amended, has heretofore become effective under the Securities Act or, with respect to any registration statement to be filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Securities Act, will be filed with the Commission and become effective under the Securities Act no later than 10:00 P.M., New York City time, on the date of this Agreement; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, as amended, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.

(b)           The Registration Statement complied each time it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Securities Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act); the Company has not received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering contemplated hereby, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act; the Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(5) under the Securities Act, if applicable); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Securities Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Securities Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities, in all material respects, with the requirements of the Securities Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Securities Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)           Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Securities by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Securities, in each case other than any Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 under the Securities Act (without reliance on subsections (b), (c) and (d) of Rule 164); assuming a free-writing prospectus (as defined in Rule 405 under the Securities Act) is sent or given, the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the offering of the Securities contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; the Company is not disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Securities, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Securities contemplated by the Registration Statement; and the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Securities Act) related to the offering of the Securities contemplated hereby is solely the property of the Company.

(d)           The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurate in all material respects and fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, stockholders’ equity and cash flows for the periods therein specified are in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The selected financial and statistical data included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. Any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The Company and, to the Company’s knowledge, the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, under the Securities Act.

(e)           The Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

(f)           The Company has been duly formed and incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, assets, properties, prospects, financial condition or results of operations of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”) and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and the Company is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by any jurisdictions in which it owns or leases property or conducts business.

(g)           As of December 31, 2011, the Company had no “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) and, as of the date hereof, does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, except (a) that it owns (i) a 100% ownership interest in PF One Corporation, a Nebraska corporation (“PF One”), which in turn owns an 0.24% ownership interest in Lealand Place, LLC, a Georgia limited liability company (“Lealand” or, as the case may be, the “Property Entities”), (ii) a 100% ownership interest in Retirement Centers Corporation, a Delaware corporation (“RCC”), which in turn owns an 11.75% ownership interest in Lealand, (iii) a 100% ownership interest in MFA Owings Chase, Inc., a Delaware corporation (“MFA Owings”), which in turn owns a 1% general partner interest in Owings Chase Limited Partnership, a Maryland limited partnership (“Owings Chase”), which in turn owns a 1.32% ownership interest in Lealand, (iv) a 99% limited partner interest in Owings Chase, (v) an 86.69% ownership interest in Lealand, (vi) a 100% ownership interest in MFA Spartan, Inc., a Delaware corporation (“Spartan Inc.”), which in turn owns a 100% ownership interest in MFA Spartan II, LLC, a Delaware limited liability company (“Spartan II LLC”), (vii) a 100% ownership interest in MFA Manager (Incentive), LLC, a Delaware limited liability company (“Incentive LLC”), (viii) a 100% ownership interest in MFA Spartan Manager, LLC, a Delaware limited liability company (“Spartan Manager LLC”), (ix) a 100% ownership interest in MFResidential Investments, Inc., a Maryland corporation (“MFResidential”), and (x) a 100% ownership interest in MFResidential Assets I, LLC, a Delaware limited liability company (“MFResidential Assets I”), (together with PF One, RCC, MFA Owings, Owings Chase, Spartan Inc., Spartan II LLC, Incentive LLC, Spartan Manger LLC and MFResidential, the “Subsidiaries”); (b) that it owns the securities comprising the Investment Portfolio (as defined below); and (c) as otherwise disclosed in (or incorporated by reference into) the Registration Statement and/or Prospectus. Complete and correct copies of the articles of incorporation and of the bylaws or other formation documents of the Company and each of the Subsidiaries, as applicable, and all amendments thereto have been made available to the Representatives and/or their counsel and, except as set forth in the exhibits to, or incorporated by reference into, the Registration Statement, no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if applicable, the additional time of purchase. To the Company’s knowledge, each Subsidiary has been duly formed and incorporated or organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation or organization and is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect and to the Company’s knowledge, each Subsidiary has full corporate, partnership or limited liability power and authority, as applicable, necessary to own, hold, lease and/or operate its assets and properties and to conduct its business in which it is engaged and as described in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and, to the Company’s knowledge, each Subsidiary is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by jurisdictions in which it owns or leases property or conducts business; to the Company’s knowledge, all of the outstanding shares of capital stock or other equity interests, as the case may be, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are not subject to any security interest, other encumbrance or adverse claims; and to the Company’s knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(h)           Neither the Company nor, to the Company’s knowledge, any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective charter, bylaws, certificate of formation, partnership agreement or limited liability company agreement, as the case may be, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected the effect of which breach, violation or default under clause (ii) could reasonably be expected to result in a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the Indenture (as defined below), or the Securities, or the issuance and sale of the Securities and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the charter, bylaws, certificate of formation, partnership agreement or limited liability company agreement, as the case may be, of the Company or, to the Company’s knowledge, any of the Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or, to the Company’s knowledge, any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, the effect of which breach, violation or default under this clause (ii) could reasonably be expected to result in a Material Adverse Effect, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or, to the Company’s knowledge, any of the Subsidiaries.

(i)           As of December 31, 2011, as of the date of this Agreement, as of the time of purchase, and as of the additional time of purchase, the Company had, has and will have, as applicable, an authorized, issued and outstanding capitalization as set forth in the sections of the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus entitled “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject to, in the case of the additional time of purchase, the issuance of Additional Securities to the Underwriters). All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(j)           This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(k)           The descriptions of the Securities and the Indenture, to be dated as of April 11, 2012 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”), together with the Supplemental Indenture to be dated as of April 11, 2012 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), set forth under the heading “Description of the Notes” in the Prospectus and “Description of Debt Securities” in the Basic Prospectus, insofar as such statements purport to summarize certain provisions of the Securities and Indenture, provide a fair summary of such provisions.

(l)           The Indenture has been duly qualified under the Trust Indenture Act. The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally or by equitable principles of general applicability.

(m)           The Securities will be in the form contemplated by the Indenture, have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally or by equitable principles of general applicability.

(n)            No approval, authorization, consent, qualification or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transaction contemplated hereby or the performance by the Company of its obligations under this Agreement, the Indenture or the Securities other than (i) registration of the Securities under the Securities Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Securities Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters, or (iii) such approvals obtained in connection with the approval of the listing of the Securities on the NYSE.

(o)           Except as set forth in the Registration Statement, any Pre-Pricing Prospectus and the Prospectus, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any shares of capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of capital stock or other securities of the Company, and (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise; except for registration rights granted to certain former shareholders of America First Mortgage Advisory Corporation, a Maryland corporation (“America First”), in connection with the consummation of the transactions contemplated in that certain Agreement and Plan of Merger, dated September 24, 2001, among the Company, America First and the other parties thereto (the “Merger Agreement”), no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any shares of capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise.

(p)           KPMG LLP, whose reports on the consolidated financial statements of the Company as of and for the year ended December 31, 2011 and the effectiveness of internal controls over financial reporting are filed with the Commission as part of the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus, is the Company’s independent registered public accounting firm as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board; Ernst & Young LLP, whose report on the consolidated financial statements of the Company as of December 31, 2010 and for the years ended December 31, 2010 and December 31, 2009 is filed with the Commission as part of the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus, was the Company’s independent registered public accounting firm as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto.

(q)           The Company and, to the Company’s knowledge, each Subsidiary has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, authorizations, consents and approvals from other Persons, in order to conduct its business as described in the Disclosure Package and Prospectus except such as could not have a Material Adverse Effect. Neither the Company nor, to the Company’s knowledge, any Subsidiary is in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or such Subsidiary, the effect of which could have a Material Adverse Effect. The Company is not required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, except such accreditations or certifications that the Company has already obtained.

(r)           The descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, leases, or other documents of a character required to be described in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, or to be filed as exhibits to the Registration Statement which are not described or filed as required. All agreements between the Company and third parties expressly referenced in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(s)           There are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the best of the Company’s knowledge, threatened to which either the Company or, to the Company’s knowledge, any Subsidiaries or any of their respective officers or directors is a party or of which any of their respective properties or other assets is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having individually or in the aggregate a Material Adverse Effect or prevent, or interfere in any material respect with, the consummation of the transactions contemplated hereby or the ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities.

(t)           During the 24 calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the 36 calendar months preceding the filing of the Registration Statement, the Company filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. Without prejudice to the representations and warranties contained in Section 3(b), as of the date of this Agreement, the aggregate market value of the Company’s voting stock held by nonaffiliates of the Company was equal to or greater than $150 million.

(u)           Subsequent to the respective dates as of which information is given in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has not been (i) any material adverse change, or any development which in the Company’s reasonable judgment is likely to cause a material adverse change, in the business, properties, management or assets described or referred to in the Registration Statement or the Prospectus, or the results of operations, condition (financial or otherwise), net worth, business or operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent (including off-balance sheet obligations), which is material to the Company and the Subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or, except obligations incurred in the ordinary course, outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. The Company has no material contingent obligation (including off-balance sheet obligations) which is not disclosed in the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus.

(v)           The Company has not defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults would have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults would have a Material Adverse Effect.

(w)           Neither the Company nor, to the Company’s knowledge, any of the Subsidiaries nor any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(x)           At the time of purchase, the Company will have submitted to the NYSE an application for listing the securities thereon. The Company has not received any notice from the NYSE regarding the delisting of the its common stock, $0.01 par value, from the NYSE.

(y)           Neither the Company nor any of its affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of the Financial Industry Regulatory Authority (“FINRA”)) any member firm of the FINRA.

(z)           The Company has not relied upon the Representatives or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Securities.

(aa)         Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

(bb)         As of December 31, 2011, the investment portfolio (the “Investment Portfolio”) of the Company consisted of the investments described in the Company’s annual report on Form 10-K for the year ended December 31, 2011. As of the date of this Agreement and except as otherwise disclosed in the Prospectus, the Company has no plan or intention to materially alter its stated investment policies and operating policies and strategies, as such are described in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, including making any change to any guidelines applicable to investment percentages or the assets-to-equity ratio currently employed by the Company; the Company and, to the Company’s knowledge, the Subsidiaries have good and marketable title to all properties and assets owned directly by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except for any security interest, lien encumbrance or claim that may otherwise exist under any applicable repurchase agreement or as otherwise disclosed in the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus), except such as do not interfere with the use made or proposed to be made of such asset or property by the Company or any Subsidiary, as the case may be; the Company does not directly own any real property; any real property and buildings held under lease directly by the Company are held under valid, existing and enforceable leases, with such exceptions, liens, security interests, pledges, charges, encumbrances, mortgages and defects, as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

(cc)         The Company and, to the Company’s knowledge, each of the Subsidiaries has filed on a timely basis (taking into account all applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of the Subsidiaries, nor does the Company know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities, if any, are adequately provided for on the books of the Company and, to the Company’s knowledge, the Subsidiaries.

(dd)         The Company and, to the Company’s knowledge, each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how, if any (collectively “Intangibles”), necessary to entitle the Company and, to the Company’s knowledge, each Subsidiary to conduct its business as described in the Prospectus, and neither the Company nor, to the Company’s knowledge, any Subsidiary has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect.

(ee)         Except as otherwise disclosed in the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus, neither the Company nor, to the Company’s knowledge, any of the Property Entities has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls, petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, “Hazardous Materials”), on, in, under or affecting any real property currently leased or owned or by any means controlled by the Company or any Property Entity, including any real property underlying any loan held by any Property Entity (collectively, the “Real Property”), except in material compliance with applicable laws; to the knowledge of the Company, the Real Property, and the Company’s and the Property Entities’ operations with respect to the Real Property, are in compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, “Environmental Laws”), and the Company and, to the Company’s knowledge, the Property Entities are in material compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws; except as otherwise disclosed in the Disclosure Package and the Prospectus, neither the Company nor, to the Company’s knowledge, the Property Entities has received any written or oral notice from any governmental entity or any other Person and there is no pending or threatened claim, litigation or any administrative agency proceeding that: alleges a violation of any Environmental Laws by the Company or any of the Property Entities; or that the Company or any of the Property Entities is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601, Et seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any of the Real Property; or alleges that the Company or any of the Property Entities is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards.

(ff)           The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; such system of internal control over financial reporting provides reasonable assurance that the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder.

(gg)           The Company and, to the Company’s knowledge, each of the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate, if any, for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(hh)           Neither the Company nor, to the Company’s knowledge, any Subsidiary is in violation, and none of them has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to its business and which, in the case of the Property Entities, could reasonably expect to result in a Material Adverse Effect. The Company and, to the Company’s knowledge, each Subsidiary have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their businesses, and the Company and, to the Company’s knowledge, each Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, singly or in the aggregate, have a Material Adverse Effect.

(ii)           The Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

(jj)           There are no existing or threatened labor disputes with the employees of the Company or, to the Company’s knowledge, any Subsidiary which are likely to have individually or in the aggregate a Material Adverse Effect.

(kk)           None of the Company or, to the Company’s knowledge, any Subsidiary or any employee or agent of the Company or any Subsidiary, has made any payment of funds or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any. No relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, which is required by the Securities Act to be described in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, that is not so described.

(ll)           The Company has been, and upon the sale of the Securities will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for all taxable years commencing with its taxable year ended December 31, 1998. The proposed method of operation of the Company as described in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

(mm)           Neither the Company, nor to the knowledge of the Company, the Property Entities, after giving effect to the offering and sale of the Securities, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(nn)           No relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, stockholders or directors of the Company or any Subsidiary, on the other hand, which is required by the rules of the FINRA to be described in the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, which is not so described. Except as otherwise disclosed in the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of them to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of the members of the families of any of them.

(oo)           Neither the Company nor, to the Company’s knowledge, any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree.

(pp)           The Company has a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein).

4.           Certain Covenants of the Company. The Company hereby covenants and agrees with each of the Underwriters that:

(a)           The Company will furnish such information as may be required and otherwise will cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required for the distribution of the Securities, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities). The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(b)           The Company will make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request from time to time for the purposes contemplated by the Securities Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), in connection with the sale of the Securities, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act or Item 512(a) of Regulation S-K under the Securities Act, as the case may be.

(c)           The Company will advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from the Commission relating to any filing of the Company under the Securities Act or the Exchange Act, (ii) any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, or for additional information with respect thereto, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, (iv) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (v) the initiation, threatening or contemplation of any proceedings for any of such purposes and, if the Commission or any other governmental agency or authority should issue any such order, the Company will make every reasonable effort to obtain the lifting or removal of such order as soon as possible, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities. The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, including by filing any documents that would be incorporated therein by reference and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, to file no such amendment or supplement to which the Representatives shall, after discussion with the Company, reasonably object in writing.

(d)           If, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Securities may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(e)           If, at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities, the Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission or the Registration Statement shall cease to be an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) or the Company shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the form on which the Registration Statement was filed with the Commission, the Company will (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Securities Act, relating to the Securities, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Securities Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Securities Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any.

(f)           If the third anniversary of the initial effective date of the Registration Statement (within the meaning of Rule 415(a)(5) under the Securities Act) shall occur at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities, the Company will file with the Commission, prior to such third anniversary, a new registration statement under the Securities Act relating to the Securities, which new registration statement shall comply with the requirements of the Securities Act (including, without limitation, Rule 415(a)(6) under the Securities Act) and shall be in a form satisfactory to you; such new registration statement shall constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act); provided, however, that if the Company is not then eligible to file an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act), then such new registration statement need not constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act), but the Company shall use its best efforts to cause such new registration statement to become effective under the Securities Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify you of such effectiveness; the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement, if any.

(g)           The Company will pay the fees applicable to the Registration Statement in connection with the offering of the Securities within the time required by Rule 456(b)(1)(i) under the Securities Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Act) and in compliance with Rule 456(b) and Rule 457(r) under the Securities Act.

(h)           The Company will advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Securities is required to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) under the Securities Act which would require the making of any change in the Prospectus then being used, or in the information incorporated by reference therein, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law. If within the time during which a Prospectus relating to the Securities is required to be delivered under the Securities Act any event shall occur or condition shall exist which, in the reasonable opinion of the Company, the Representatives or their respective counsel, would require the making of any change in the Prospectus then being used, or in the information incorporated by reference therein, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company will promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish, at the Company’s own expense, to the Underwriters and to dealers copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the circumstances when it is so delivered, be misleading or so that the Prospectus will comply with the law.

(i)           The Company will make generally available to its stockholders as soon as practicable, and in the manner contemplated by Rule 158 of the Securities Act but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder and will advise the Underwriters in writing when such statement has been made available.

(j)           The Company will apply the net proceeds from the sale of the Securities in the manner set forth under the caption “Use of proceeds” in the Prospectus Supplement.

(k)           The Company will furnish to the Representatives, not less than two business days before a filing with the Commission during the period referred to in paragraph (e) above, a copy of any amendment to the Registration Statement following the date hereof and a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act and during such period will file all such documents in a manner and within the time periods required by the Exchange Act.

(l)           During the period beginning on the date hereof and continuing to and including 30 days after the time of purchase (the “Lock-Up Period”), the Company will not offer, sell, contract to sell or otherwise dispose of any of its debt securities or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business or (iii) securities or warrants permitted with the prior written consent of the Representatives).

(m)           The Company will use its best efforts to cause the Securities to be listed on the NYSE and to maintain such listing and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE.

(n)           The Company will engage and maintain, at its expense, a registrar and transfer agent for the Securities.

(o)           The Company will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters, except as set forth under Section 5 hereof or in clause (iii) or (iv) below) in connection with (i) the preparation and filing of the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Securities by the Company, (iii) the qualification, if any, of the Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (the legal fees and filing fees and other disbursements of counsel to the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) any listing of the Securities on the NYSE and any registration thereof under the Exchange Act, (v) the filing, if any, for review of the public offering of the Securities by the FINRA, (vi) any fees charged by the rating agencies for the rating of the Securities, (vii) the costs and charges of any trustee, its counsel, transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and (ix) the performance of the Company’s other obligations hereunder.

(p)           The Company will comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act with respect to any free-writing prospectus (as defined in Rule 405 under the Securities Act).

(q)           The Company will not (i) take, directly or indirectly, prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities, (ii) sell, bid for, purchase or pay any Person (other than as contemplated by the provisions hereof) any compensation for soliciting purchases of the Securities, or (iii) prior to the expiration of the Lock-Up Period or any applicable waiver thereof granted after the date hereof, pay or agree to pay to any Person any compensation for soliciting any order to purchase any other securities of the Company, excluding any such compensation relating to the Company’s existing Discount Waiver, Director Stock Purchase and Dividend Reinvestment Plan.

(r)          The Company will not invest in futures contracts, options on futures contracts or options on commodities unless the Company is exempt from the registration requirements of the Commodity Exchange Act, as amended, or otherwise complies with the Commodity Exchange Act, as amended. In addition, the Company will not engage in any activities which might be subject to the Commodity Exchange Act, as amended, unless such activities are exempt from that act or otherwise comply with that act or with an applicable no-action letter to the Company from the Commodities Futures Trading Commission.

(s)          The Company will comply with all of the provisions of any undertakings in the Registration Statement.

(t)          The Company has been organized and operated in conformity with the requirements for qualification and taxation of the Company as a REIT under the Code, and the Company’s proposed methods of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent taxable years.

(u)          The Company will not be or become, at any time prior to the expiration of three years after the date of the Agreement, an “investment company,” as such term is defined in the Investment Company Act.

(v)          The Company has retained KPMG LLP as its qualified accountants and qualified tax experts (i) to test procedures and conduct annual compliance reviews designed to determine compliance with the REIT provisions of the Code and (ii) to otherwise assist the Company in monitoring appropriate accounting systems and procedures designed to determine compliance with the REIT provisions of the Code.

(w)          The Company will comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Securities as contemplated by the provisions hereof and the Prospectus.

(x)           The Company will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its chief executive officer and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

(y)          The Company will comply with all applicable provisions of the Sarbanes-Oxley Act.

5.          Reimbursement of Underwriters’ Expenses. If the Securities are not delivered for any reason other than the termination of this Agreement pursuant to the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(o) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

6.          Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)          The Company shall furnish to the Representatives at the time of purchase and at the additional time of purchase, as the case may be, an opinion and letter of K&L Gates LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Sullivan & Cromwell LLP, counsel for the Underwriters, substantially in the forms of Exhibit A-1 and Exhibit A-2 attached hereto.

(b)          The Company shall furnish to the Representatives at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Venable LLP, special Maryland counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Sullivan & Cromwell LLP, counsel for the Underwriters, substantially in the form of Exhibit A-3 attached hereto.

(c)          The Representatives shall have received from KPMG LLP and Ernst & Young LLP letters dated the date of this Agreement and the time of purchase and the additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by the Representatives relating to the financial statements, including any pro forma financial statements of the Company and such other matters customarily covered by comfort letters issued in connection with a registered public offering.

In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation from the Company as to the significance thereof, unless the Representatives deems such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(d)          The Representatives shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion and the favorable letter of Sullivan & Cromwell LLP, counsel for the Underwriters, addressed to the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to such matters as the Representatives shall reasonably request, and such counsel shall have received such papers and information as they may reasonably require to enable them to pass upon such matters. In rendering their opinion, Sullivan & Cromwell LLP may rely as to matters of Maryland law upon the opinion of Venable LLP, referred to in Section 6(b).

(e)          No amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall be filed to which the Underwriters object in writing.

(f)          Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) none of the Pre-Pricing Prospectuses, the Prospectus and no amendment or supplement thereto, or modification thereof shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(g)          All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the time of purchase or the additional time of purchase, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 424.

(h)          Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and the Prospectus on the date hereof), in the business, condition, net worth or prospects of the Company and the Subsidiaries taken as a whole shall have occurred or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company.

(i)          The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to the Representatives a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date, that the Company shall perform such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and that the conditions set forth in paragraphs (f) and (h) of this Section 6 have been met.

(j)          The Company shall have furnished to the Representatives such other documents and certificates, including as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as the Representatives may reasonably request.

(k)          An application for the listing of the Securities shall have been submitted to the NYSE at or prior to the time of purchase or the additional time of purchase, as the case may be.

(l)          The FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

7.          Termination. The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the time of purchase or, if applicable, the additional time of purchase, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, (ii) if any material adverse and unfavorable change (financial or otherwise) or any development involving a material adverse and unfavorable change (financial or otherwise) (in each case, other than disclosed, or incorporated by reference into the Registration Statement, any Pre-Pricing Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, on the date hereof), in the operations, business, net worth, financial condition or prospects of the Company and the Subsidiaries taken as a whole shall have occurred which would, in the sole judgment of the Representatives, make it impracticable to market the Securities on the terms and in the manner contemplated in the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus, (iii) if the United States shall have declared war in accordance with its constitutional processes or there has occurred an outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Registration Statement, any Pre-Pricing Prospectuses and the Prospectus or enforce contracts for the sale of the Securities, (iv) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE has been suspended (including an automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on or minimum prices for trading (other than limitations on hours or numbers of days of trading) shall have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the FINRA or Nasdaq or by order of the Commission or any other governmental authority, (v) if a banking moratorium shall have been declared by New York or United States authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (vi) if there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (a) any intended or potential downgrading or (b) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as that term is defined in Section 3 under the Exchange Act, (vii) if any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company or (viii) if any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the opinion of the Representatives, has a material adverse effect on the securities markets in the United States.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly by telephone, which shall be promptly confirmed by facsimile.

If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(o), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.          Increase in Underwriters’ Commitments. If any Underwriter shall default in its obligation under this Agreement to take up and pay for the Securities to be purchased by it under this Agreement (otherwise than for reasons sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof), the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Securities which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Securities”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Securities does not exceed 10% of the total number of Securities to be purchased at the time of purchase or the additional time of purchase, as the case may be, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Securities which it is otherwise obligated to purchase on such date pursuant to this Agreement) the number of Securities agreed to be purchased by all such defaulting Underwriters in such amount or amounts as the Representatives may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Securities set opposite the names of such non-defaulting Underwriters in Schedule A; and (ii) if the total number of Defaulted Securities exceeds 10% of such total number of Securities to be purchased at the time of purchase or the additional time of purchase, as the case may be, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period from the date of default for the purchase of such Defaulted Securities, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party, except that the provisions of Sections 4(o), 5 and 9 shall at all times be effective and shall survive such termination. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that they will not sell any Securities hereunder unless all of the Securities are purchased by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the Representatives’ approval).

If a new Underwriter is, or new Underwriters are, substituted for a defaulting Underwriter or Underwriters in accordance with the foregoing provisions, the Company or the Representatives shall have the right to postpone the time of purchase or the additional time of purchase, as the case may be, for a period not exceeding five business days from the date of substitution in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term Underwriter as used in this Agreement shall refer to and include any underwriter substituted under this Section 8 with like effect as if such substituted underwriter had originally been named in Schedule A.

9.           Indemnity and Contribution.

(a)          The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, any Person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or is an affiliate of the Underwriter within the meaning of Rule 405 of the Securities Act, as well as the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such Person may incur under the Securities Act, the Exchange Act, federal or state statutory law or regulation, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof) to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof) to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

If any action, suit or proceeding (together, a “Proceeding”) is brought against an Underwriter or any such Person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such Person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such Person or otherwise. Such Underwriter or such Person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such Person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any such Proceeding effected without its written consent (which shall not be unreasonably withheld) but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)          Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the successors and assigns of all of the foregoing Persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such Person may incur under the Securities Act, the Exchange Act, federal or state statutory law or regulation, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading. The statements set forth in the third, tenth and eleventh paragraphs under the caption “Underwriting” in any Pre-Pricing Prospectuses, the Prospectus and the Disclosure Package (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter to the Company for purposes of Section 3(b) hereof and this Section 9.

If any Proceeding is brought against the Company or any such Person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such Person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such Person or otherwise. The Company or such Person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such Person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(c)          If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an Indemnified Party harmless with respect to any losses, damages, expenses, liabilities or claims referred to therein, then in order to provide just and equitable contribution in such circumstance, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any claim or Proceeding.

(d)          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be liable or responsible for, or be required to contribute, any amount pursuant to this Section 9 in excess of the amount of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(e)          The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its directors and officers or any Person (including each partner, officer or director of such Person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or is an affiliate of an Underwriter within the meaning of Rule 405 under the Securities Act, or by or on behalf of the Company, its directors or officers or any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agree promptly to notify each other upon the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement or the Prospectus.

10.          Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Investment Banking Division; UBS Securities LLC, 677 Washington Boulevard, Stamford, CT 06901, Attention: Fixed Income Syndicate, (tel: (203-719-1088), (fax: 203-719-0495)); Wells Fargo Securities, LLC, 301 S. College Street, 6th Floor, Charlotte, NC 28202, Attention: Transaction Management, Facsimile: 704-383-9165; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 350 Park Ave., 21st Floor, New York, New York 10022, Attention: General Counsel, Facsimile: 212-207-6420.

11.          Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (a “Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12.          Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in The City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Representatives or any indemnified party. Each of the Representatives and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

13.          Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and, to the extent provided in Section 9 hereof, the Persons, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14.          No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

15.          Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

16.          Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

Very truly yours,

MFA FINANCIAL, INC.

By:	/s/ Stewart Zimmerman
	Name:	Stewart Zimmerman
	Title:	Chief Executive Officer

Accepted and agreed to as of the date
first above written, on behalf of itself
and the other several Underwriters
named in Schedule A

MORGAN STANLEY & CO. LLC

By:	/s/ Yurij Slyz
	Name:	Yurij Slyz
	Title:	Executive Director

UBS SECURITIES LLC

By:	/s/ Scott Yeager
	Name:	Scott Yeager
	Title:	Managing Director

By:	/s/ Ilya Regelman
	Name:	Ilya Regelman
	Title:	Associate Director

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
	Name:	Carolyn Hurley
	Title:	Director

SCHEDULE A

Underwriter	Principal Amount of Firm Securities to be Purchased	Principal Amount of Additional Securities to be Purchased

Morgan Stanley & Co. LLC	$26,666,700	$4,000,000
UBS Securities LLC	$26,666,650	$4,000,000
Wells Fargo Securities, LLC	$26,666,650	$4,000,000
RBC Capital Markets, LLC	$5,000,000	$750,000
Credit Suisse Securities (USA) LLC	$2,500,000	$375,000
Deutsche Bank Securities Inc.	$2,500,000	$375,000
J.P. Morgan Securities LLC	$2,500,000	$375,000
Cantor Fitzgerald & Co.	$1,250,000	$187,500
JMP Securities LLC	$1,250,000	$187,500
HRC Investment Services, Inc.	$1,000,000	$150,000
Robert W. Baird & Co. Incorporated	$1,000,000	$150,000
Wedbush Morgan Securities Inc.	$1,000,000	$150,000
William Blair & Company, L.L.C.	$1,000,000	$150,000
Ziegler Capital Markets Group	$1,000,000	$150,000
Total	$100,000,000	$15,000,000

Sch A

SCHEDULE B

1.          Term Sheet, dated April 3, 2012, filed with the Commission on April 3, 2012.

Sch B

EXHIBIT A-1

OPINION OF K&L GATES LLP

1          The Company has the corporate power and authority to own its assets and conduct its business as described in the Registration Statement, General Disclosure Package and the Prospectus and to enter into and perform its obligations under or as contemplated by the Underwriting Agreement.

2          The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction set forth on Schedule 1, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect. To our knowledge, other than the Company’s interests in the Subsidiaries, or as otherwise disclosed in the General Disclosure Package and the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any limited liability company, partnership, joint venture or other associate.

3          To our knowledge, except as otherwise described in the Registration Statement, the Disclosure Package, the Prospectus or the documents incorporated therein by reference or the exhibits filed in connection therewith or the registration right agreement set forth on Schedule 2 to this opinion letter, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

4          The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and binding instrument enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally or equitable principles of general applicability.

5          The Securities have been duly authorized and executed by the Company and when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to the Underwriters pursuant to the Underwriting Agreement against the payment by the Underwriters of the consideration set forth in the Underwriting Agreement, the Securities will constitute the valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture.

6          The Registration Statement and the Prospectus (in each case other than (A) the financial statements and supporting schedules and other financial and accounting data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion, and (B) except as expressed in our opinion in paragraph 7 below, the documents incorporated therein), as of their respective dates and as of the effective date of the Registration Statement, as the case may be, each complied, and as of the date hereof each comply, as to form in all material respects with the applicable requirements of the 1933 Act.

Ex A-1-1

7          The Company’s annual report on Form 10-K for the year ended December 31, 2011 incorporated by reference in the Registration Statement (other than the financial statements and supporting schedules and other financial and accounting data included therein or omitted therefrom, as to which we express no opinion), when it was filed with the Commission (or, if later, upon filing of an amendment thereto) complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “1934 Act”).

8          No consent, approval, authorization, qualification, filing or other order of any federal regulatory body, federal administrative agency or other federal governmental body of the United States of America or any state regulatory body, state administrative agency or other state governmental body of the State of New York is required under the Applicable Laws for the Company to issue and sell the Securities to the Underwriters as contemplated by the Underwriting Agreement and to consummate the transactions contemplated thereby or for the execution and delivery of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture or the Security, other than such as have been obtained, or made under the 1933 Act.

9          The execution, delivery and performance of the obligations under the Underwriting Agreement, the Indenture and the Securities by the Company, the issuance and sale of the Securities to the Underwriters as contemplated by the Underwriting Agreement and consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute a default under, or cause a Repayment Event (as defined below) under (A) any indenture, mortgage, deed of trust, lease, repurchase agreement or other agreement, that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, including the agreements set forth on Schedule 2 to this opinion letter and any agreements filed as Exhibits under Item 10 of Regulation S-K to the Company’s Form 10-K for the year ended December 31, 2011, to which the Company is a party or by which it is bound, except with respect to this clause (A) for such violations, conflicts, breaches, defaults, liens, charges, or encumbrances that would not result in a Material Adverse Effect, (B) the Charter or By-laws of the Company, (C) Applicable Laws, (D) any judgment, decree, or order of any court, other governmental authority, or arbitrator having jurisdiction over the Company which is specifically listed in a Fact Certificate, except with respect to this clause (D) for such violations, conflicts, breaches, defaults, liens, charges, or encumbrances that would not result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

10          The Company is not, and the transactions contemplated by the Underwriting Agreement will not cause the Company to be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

11          Commencing with its taxable year ended December 31, 1998, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Code, and the Company’s proposed method of operation, as described in the Registration Statement and as represented in a Fact Certificate, satisfy the requirements for qualification as a REIT under the Code.

Ex A-1-2

12          The statements in the Prospectus under the heading “Material U.S. Federal Income Tax Considerations,” as supplemented by the statements in the Prospectus Supplement under the heading “Additional Material U.S. Federal Income Tax Considerations,” to the extent that such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and are correct in all material respects and accurately describe the federal income tax considerations that are likely to be material to a holder of the Securities.

13          The statements in the Base Prospectus under the heading “Description of Debt Securities” and in the Prospectus under the heading “Description of the Notes,” insofar as relevant to the provisions, therein described, of the Securities and the Indenture have been reviewed by us and are correct in all material respects.

14          To our knowledge, without independent investigation, there are no legal or governmental proceedings pending or threatened against the Company that would be required by Item 103 of Regulation S-K to be disclosed in the Registration Statement or Prospectus but are not described.

Ex A-1-3

EXHIBIT A-2

DISCLOSURE LETTER OF K&L GATES LLP

In connection with this letter, we have examined (i) the Registration Statement on Form S-3 (File No. 333-170097), including all material incorporated by reference therein (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on October 22, 2010, as amended by a Post-Effective Amendment No. 1, filed with the Commission on April 2, 2012, relating to an unspecified aggregate initial offering price or number of securities of the Company, and (ii) the Prospectus dated April 2, 2012 included in the Registration Statement, as supplemented by the accompanying Prospectus Supplement dated April 3, 2012 to reflect the terms of the offering thereof, as filed by the Company with the Commission on April [__], 2012 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, together with the rules and regulations of the Commission promulgated thereunder (the “1933 Act”), including all material incorporated by reference therein (the “Prospectus”), and we have made such other investigation, and reviewed such other documents, as we have deemed appropriate.

For the purposes of this letter, (a) the “General Disclosure Package” means (i) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and (ii) the Statutory Prospectus (as defined below) as of the Applicable Time; (b) “Applicable Time” means 2:20 P.M. (Eastern time) on April 3, 2012; (c) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g); (d) “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by it being specified in Schedule B to the Underwriting Agreement; and (e) “Statutory Prospectus” as of the Applicable Time means the prospectus relating to the Securities and other securities that is included in the Registration Statement, including any document incorporated by reference therein, as supplemented by the preliminary prospectus supplement, dated April 2, 2012.

During the course of our review of the Registration Statement, the Prospectus, and the General Disclosure Package, we participated in conferences and discussions with representatives of the Company, including certain of its executive, financial, and accounting officers, its general counsel, representatives of its independent public accountants, and representatives of the Underwriters, including your counsel, regarding the contents of the Registration Statement, the Prospectus, the General Disclosure Package and related matters, and reviewed certificates of certain officers (with respect to factual matters) of the Company, and a letter addressed to you from the Company’s independent public accountants. Between the time of execution of the Underwriting Agreement by the parties thereto and the time of delivery of this letter, we participated in further discussions with representatives of the Company and representatives of the Underwriters (and their respective counsel), regarding the contents of the Registration Statement, the Prospectus, the General Disclosure Package and related matters. We have not independently verified any information, (and express no belief in respect of the financial statements, supporting schedules and other financial and accounting data), included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package.

Ex A-2-1

Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Prospectus, the General Disclosure Package, or the Incorporated Documents (as defined below) and have made no independent check or verification thereof (except as set forth in numbered paragraph twelve and thirteen of our opinion letter addressed to the Underwriters, dated the date hereof), on the basis of the foregoing, nothing has come to our attention which has led us to believe that (i) the Registration Statement, as of the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents included in the General Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except in each case that we express no belief and make no statement with respect to financial statements and supporting schedules and other financial and accounting data included or incorporated by reference in or omitted from the Registration Statement, the Prospectus, the General Disclosure Package, or the Incorporated Documents or any further amendments of the foregoing. With respect to statements contained in the General Disclosure Package, any statement contained in any of its constituent documents shall be deemed to be modified or superseded to the extent that any information contained in subsequent constituent documents modifies or replaces such statement. As used herein, the term “Incorporated Documents,” when used with respect to the Registration Statement or the Prospectus as of any date, means the documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, as of such date pursuant to Item 12 of Form S-3.

Ex A-2-2

EXHIBIT A-3

Opinion of Venable LLP

1          The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2          The Company has the corporate power to enter into and perform its obligations under the Underwriting Agreement, the Indenture and the Securities and to consummate the transactions contemplated therein. Each of the Underwriting Agreement, the Indenture and the Securities have been duly executed and delivered by the Company.

3          The execution and delivery by the Company of the Underwriting Agreement, the Indenture and the Securities and the performance by the Company of its obligations thereunder, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by the Company.

4          The execution, delivery and performance of the Underwriting Agreement, the Indenture and the Securities by the Company and the performance by the Company of its obligations thereunder and consummation by the Company of the transactions contemplated therein, including the issuance of the Securities, do not conflict with or result in a breach of, or constitute a default under, (a) the Charter or Bylaws or (b) any law, regulation or rule of the State of Maryland that is applicable to the Company.

5          No consent, approval, authorization or order of, or filing with, any Maryland governmental authority, agency or body having jurisdiction over the Company is required in connection with the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Securities, including the issuance and sale of the Securities, except such as have been obtained or made, if any.

Ex A-3-1